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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference of our report dated March 5, 1999, included and incorporated by reference in the Annual Report on Form 10-K of Safeway Inc. and subsidiaries for the fiscal year ended January 2, 1999, in the following Registration Statements of Safeway Inc. and subsidiaries:

        No. 33-36753 on Form S-8 regarding the Safeway Inc. Outside Director
                Equity Purchase Plan,

        No. 33-37207 on Form S-8 regarding the Profit Sharing Plan of Safeway
                Inc. and its United States Subsidiaries,

        No. 33-42232 on Forms S-3 and S-8 regarding the Amended and Restated
                Stock Option and Incentive Plan for Key Employees of Safeway
                Inc.,

        No. 33-48884 on Form S-8 regarding the Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc.,

        No. 33-51552 on Form S-3 regarding Debt Securities,

        No. 33-51119 on Form S-8 regarding the Stock Option Plan for
                Consultants of Safeway Inc.,

        No. 33-54581 on Form S-8 regarding the Employee Stock Purchase Plan of
                Safeway Inc.,

        No. 33-63803 on Form S-8 regarding the 1994 Amended and Restated Stock
                Option and Incentive Plan for Key Employees of Safeway Inc.,

        No. 333-13677 on Form S-8 regarding the 1987 Plan for Consultants of
                Safeway Stores, Inc.,

        No. 333-22837 on Form S-8 regarding The Vons Companies, Inc. Management
                Stock Option Plan,

        No. 333-40807 on Form S-3 regarding Debt Securities,

        No. 333-65903 on Form S-3 regarding Debt Securities, and

        No. 333-67575 on Form S-8 regarding the 1996 Equity Participation Plan of Dominick's Supermarkets, Inc. and the 1995 Amended and Restricted Stock Option Plan of Dominick's Supermarkets, Inc.


DELOITTE & TOUCHE LLP
San Francisco, California
March 19, 1999